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EXHIBIT 24.2

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Richard J. S. Bucknall whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ RICHARD J. S. BUCKNALL Title: Group Chief Operating Officer and Director Date: December 31, 2002

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Mary E Caiazzo whose signature appears below hereby constitute and appoint William P Bowden Jr. and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ MARY E CAIAZZO Title: Date: April 7, 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Janet Coolick whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ JANET COOLICK Title: Group Chief Administrative Officer and Director Date: April 7, 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Charles D Hamilton whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ CHARLES D HAMILTON Title: Senior Vice President, Director of Finance & Administration Date: April 7, 2003

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Patrick Lucas whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ PATRICK LUCAS Title: Executive Vice President Manager, Partner of Gras Savoye and Director Date: December 31, 2002

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Joseph M. McSweeny whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ JOSEPH M. MCSWEENY Title: Chairman of Willis Risks Solutions-North America and Director Date: December 31, 2002

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, John M. Pelly whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ JOHN M. PELLY Title: Chairman and Chief Executive Officer of Willis Faber Re and Director Date: December 31, 2002

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Michael J. Sicard whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ MICHAEL J. SICARD Title: Senior Vice President and Director Date: December 31, 2002

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that I, Mario Vitale whose signature appears below hereby constitute and appoint William P Bowden Jr., Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ MARIO VITALE Title: Chief Executive Officer, President and Director Date: December 31, 2002

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  EXHIBIT 24.2
POWER OF ATTORNEY
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